Supplement dated July 1, 1998
                       to the prospectus dated May 1, 1998

                                GIAC Funds, Inc.
                       Baillie Gifford International Fund
                     Baillie Gifford Emerging Markets Fund

This Supplement should be retained with the Prospectus for future reference.

The Financial highlights table for the Baillie Gifford Emerging Markets Fund that appears on page 4 of the prospectus shall be amended as follows. The number "11.93%" in the row labeled "Total return" under the heading "October 17, 1994 to December 31, 1994" shall be deleted and replaced by the number "(11.97%)".